SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Private Placement Offering

On February 22, 2023, the Company closed a private placement offering of $65 million principal amount of secured convertible debentures (the “Convertible Debentures”) of the Company. The Convertible Debentures will bear interest at a fixed rate of 8.00% per annum and will mature on February 22, 2027, being the date that is four years from the offering closing date.

The Convertible Debentures will be the senior unsecured obligation of the Company and will be secured on a limited recourse basis by Premier USA, the Company’s wholly-owned subsidiary, with recourse limited to a pledge of all present and future limited liability company units issued by its wholly-owned subsidiary, Au-Reka. The Convertible Debentures will be guaranteed on a full recourse basis by Au-Reka which is secured by a first ranking security over all of Au‑Reka’s present and future real and personal property (including the McCoy-Cove project).

The Convertible Debentures are not redeemable prior to the Maturity Date; provided, however, that, if the Company has not executed the security documents relating to the security being provided in connection with the offering within 90 days from the closing date, the Company shall be obligated to repurchase the Convertible Debentures, by the date that is 120 days from the closing date, at a price equal to 100% of the principal amount of the Convertible Debentures then outstanding plus any accrued and unpaid interest thereon up to and including the date of redemption.

Certain directors and/or officers of the Company subscribed for $0.23 million in principal amount of Convertible Debentures under the offering.

Agreement to Acquire Paycore Minerals

On February 27, 2023, the Company, and Paycore announced that the companies entered into a definitive agreement whereby i-80 will acquire all of the outstanding common shares of Paycore (the “Paycore Shares”) pursuant to a statutory plan of arrangement.

Paycore owns the FAD property that is host to the FAD deposit located immediately south of, and adjoining, the Company’s Ruby Hill Property located in Eureka County, Nevada. The transaction will consolidate the northern portion of the Eureka District, increasing the Company’s land package at Ruby Hill

Pursuant to the transaction, Paycore shareholders will receive 0.68 of an i-80 Gold common share for each Paycore Share held (the “Exchange Ratio”), representing a 36% premium for Paycore shareholders based on the 20-day volume-weighted average price for both Paycore and i-80 Gold for the period ended on February 24, 2023 and a 26% premium based on the closing prices of both companies on February 24, 2023. Based on the Exchange Ratio, upon completion of the transaction, existing i-80 Gold shareholders will own approximately 90% and former Paycore shareholders will own approximately 10% of the combined company, on a fully diluted in-the-money basis.

Milestone payments

In January 2023, the Company exercised the early prepayment option and paid to Waterton total consideration of $27.0 million in satisfaction of the First Milestone Payment and Second Milestone Payment, as further described in Note 1(b) of these Financial Statements. Consideration paid to Waterton consisted of $11.0 million in cash and 5,515,313 common shares of the Company.